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                                                                    Exhibit 23.3


                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectus consulting part of this Registration Statement on Form S-3 of our report dated March 24, 1999 appearing on page F-2 of Apex Silver Mines Limited's Annual Report on Form 10-K for the year ended December 31, 1998. We also consent to the reference to us under the heading "Experts" in such Prospectus.



/s/ PricewaterhouseCoopers LLP

PRICEWATERHOUSECOOPERS LLP


Denver, Colorado
April 12, 1999